                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            ABERCROMBIE & FITCH CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            ABERCROMBIE & FITCH CO.
                                6301 FITCH PATH
                             NEW ALBANY, OHIO 43054
                                 (614) 283-6500

                                                                  April 15, 2004

Dear Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 a.m., local time in New Albany, Ohio, on Thursday, May 20, 2004, at our executive offices located at 6301 Fitch Path, New Albany, Ohio 43054. I hope that you will all be able to attend and participate in the Annual Meeting, at which time we will have the opportunity to review the business and operations of our company.

     The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached, and the matters to be acted upon by our stockholders are described in the Notice of Annual Meeting of Stockholders. Our Investor Relations telephone number is (614) 283-6500 should you require assistance in finding the location of the Annual Meeting.

     It is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the attached Proxy Statement, please sign, date and return the enclosed form of proxy. Alternatively, you may vote electronically through the Internet or by telephone in accordance with the instructions on your form of proxy. Your vote is important regardless of the number of shares you own.

                                         Sincerely yours,

                                         /s/ MICHAEL S. JEFFRIES
                                         Michael S. Jeffries
                                         Chairman and Chief Executive Officer

                            ABERCROMBIE & FITCH CO.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2004

                                                                  April 15, 2004

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abercrombie & Fitch Co. (the "Company") will be held at the executive offices of the Company located at 6301 Fitch Path, New Albany, Ohio 43054, on Thursday, May 20, 2004, at 10:00 a.m., local time in New Albany, Ohio, for the following purposes:

     1. To elect three directors to serve for terms of three years each.

     2. To transact any other business which properly comes before the Annual Meeting or any adjournment.

     Only stockholders of record, as shown by the transfer books of the Company, at the close of business on March 26, 2004, are entitled to receive notice of and to vote at the Annual Meeting.

                                         By Order of the Board of Directors,

                                         /s/ MICHAEL S. JEFFRIES
                                         Michael S. Jeffries
                                         Chairman and Chief Executive Officer

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ALTERNATIVELY, YOU MAY ENSURE YOUR SHARES ARE VOTED AT THE ANNUAL MEETING BY SUBMITTING YOUR INSTRUCTIONS ELECTRONICALLY VIA THE INTERNET OR TELEPHONICALLY. PLEASE SEE THE PROXY STATEMENT AND FORM OF PROXY FOR DETAILS ABOUT ELECTRONIC VOTING. IF YOU LATER DECIDE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            ABERCROMBIE & FITCH CO.
                                6301 FITCH PATH
                             NEW ALBANY, OHIO 43054
                                 (614) 283-6500

                                PROXY STATEMENT

                              DATED APRIL 15, 2004

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 20, 2004

     This Proxy Statement is being furnished to stockholders of Abercrombie & Fitch Co. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Stockholders to be held on Thursday, May 20, 2004 (the "Annual Meeting"), or any adjournment. The Annual Meeting will be held at 10:00 a.m., local time in New Albany, Ohio, at the Company's executive offices located at 6301 Fitch Path, New Albany, Ohio 43054. This Proxy Statement and the accompanying form of proxy were first sent or given to stockholders on or about April 15, 2004.

     A form of proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board. You may ensure your representation at the Annual Meeting by completing, signing, dating and promptly returning the enclosed form of proxy. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Alternatively, stockholders holding shares registered directly with the Company's transfer agent, National City Bank, may appoint proxies to vote electronically via the Internet or by using the toll-free telephone number stated on the form of proxy. The deadline for these stockholders to transmit voting instructions electronically via the Internet or telephonically is 11:59 p.m., local time in New Albany, Ohio, on May 19, 2004. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' voting instructions have been properly recorded. Stockholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne by such stockholders.

     Stockholders holding shares in "street name" with a broker/dealer, financial institution or other holder of record should review the information provided to them by the holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the "street name" shares and how to revoke previously given instructions.

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by giving notice of revocation to the Company in writing, by accessing the Internet site, by using the toll-free number stated on the form of proxy or, if you are a registered stockholder, by attending the Annual Meeting and giving notice of revocation in person. You may also change your vote by choosing one of the following options: executing and returning to the Company a later-dated form of proxy; submitting a later-dated vote through the Internet site; using the toll-free telephone number stated on the form of proxy at a later date; or, if you are a registered stockholder, voting at the Annual Meeting. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN ITSELF, CONSTITUTE REVOCATION OF YOUR PROXY.

     The Company will bear the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying form of proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access and telephone usage charges mentioned above. Solicitation of proxies may be made by associates of the Company via mail or by telephone, mailgram, facsimile, telegraph, cable or personal contact without further compensation therefor. The Company has retained Georgeson Shareholder Communications Inc., New York, New York, to aid in the solicitation of proxies with respect to shares held by broker/dealers, financial institutions, and other custodians, fiduciaries and nominees for a fee of approximately $5,500, plus expenses. The Company will reimburse its transfer agent, broker/dealers, financial institutions, and other custodians, fiduciaries and nominees for their reasonable costs in sending proxy materials to stockholders.

     Our Annual Report to Stockholders for the fiscal year ended January 31, 2004 (the "2003 fiscal year") is being delivered with this Proxy Statement.

                            VOTING AT ANNUAL MEETING

     The shares entitled to vote at the Annual Meeting consist of shares of the Class A Common Stock, par value $.01 per share (the "Common Stock"), of the Company, with each share entitling the holder of record to one vote. There are no cumulative voting rights in the election of directors. At the close of business on March 26, 2004, the record date for the Annual Meeting, there were 94,445,669 shares of Common Stock outstanding. A quorum for the Annual Meeting is one-third of the outstanding shares of Common Stock.

     The results of stockholder voting will be tabulated by the inspectors of election appointed for the Annual Meeting. Shares of Common Stock represented by properly executed proxies returned to the Company prior to the Annual Meeting or represented by properly authenticated electronic votes recorded through the Internet or by telephone will be counted toward the establishment of a quorum for the Annual Meeting.

     Those shares of Common Stock represented by properly executed proxies, or properly authenticated votes recorded electronically through the Internet or by telephone, that are received prior to the Annual Meeting and not revoked, will be voted as directed by the stockholders. All valid proxies received prior to the Annual Meeting which do not specify how shares of Common Stock should be voted will be voted "FOR" the election of the nominees of the Board listed below under "ELECTION OF DIRECTORS".

     Under the applicable rules of the New York Stock Exchange ("NYSE"), the election of directors is considered a "discretionary" item upon which broker/dealers, who hold their clients' shares of Common Stock in street name, may vote in their discretion on behalf of their clients if those clients have not furnished voting instructions within the required time frame before the Annual Meeting. Accordingly, there should be no "broker non-votes" with respect to the matters submitted by the Company to stockholders at the Annual Meeting.

                          PRINCIPAL HOLDERS OF SHARES

     The following table furnishes information regarding the beneficial ownership of shares of Common Stock by the only persons known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock:

NAME AND ADDRESS                                      AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP   PERCENT OF CLASS (1)
-------------------                                   --------------------   --------------------
Barclays Global Investors, NA.......................     11,003,943(2)               11.7%
45 Fremont Street
San Francisco, CA 94105

  Barclays Global Fund Advisors.....................        633,407(2)                0.7%
  45 Fremont Street
  San Francisco, CA 94105

  Barclays Global Investors, Ltd....................      1,837,620(2)                1.9%
  1 Royal Mint Court
  London, EC3N 4HH, England

FMR Corp. ..........................................      6,407,790(3)                6.8%
  Edward C. Johnson 3d
  Abigail P. Johnson
82 Devonshire Street
Boston, MA 02109

Mellon Financial Corporation........................      5,679,943(4)                6.0%
One Mellon Center
Pittsburgh, PA 15258

---------------

(1) The percent of class is based on 94,445,669 shares of Common Stock outstanding on March 26, 2004.

(2) Based on information contained in a Schedule 13G amendment filed with the Securities and Exchange Commission (the "SEC") on February 17, 2004, (a) Barclays Global Investors, NA was the beneficial owner of 11,003,943 shares of Common Stock (or 11.7%) as of December 31, 2003 and had sole voting and dispositive power as to 9,896,176 shares; (b) Barclays Global Fund Advisors was the beneficial owner of 633,407 shares of Common Stock (or 0.7%) as of December 31, 2003 and had sole voting and dispositive power as to 630,993 shares; and (c) Barclays Global Investors, Ltd was the beneficial owner of 1,837,620 shares of Common Stock (or 1.9%) as of December 31, 2003 and had sole voting and dispositive power as to 1,837,620 shares.

(3) Based on information contained in a Schedule 13G filed with the SEC on February 17, 2004, FMR Corp. was the beneficial owner of 6,407,790 shares of Common Stock as of December 31, 2003 and had sole voting power as to 3,420 shares and sole dispositive power as to 6,407,790 shares and each of Edward
    C. Johnson 3d and Abigail P. Johnson was the beneficial owner of 6,407,790 shares of Common Stock as of December 31, 2003. Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109 ("Fidelity"), a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 6,406,930 shares of Common Stock (or 6.8%) as of December 31, 2003 through its role as investment adviser to various registered investment companies (the "Funds"). Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose or direct the disposition as to the 6,406,930 shares of Common Stock owned by the Funds. Fidelity carries out the voting of the shares under written guidelines established by the Funds'

    Boards of Trustees, and neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares of Common Stock owned directly by the Funds. In addition, Fidelity Management Trust Company, 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 860 shares of Common Stock (or less than 0.01%) as of December 31, 2003 as a result of serving as investment manager of certain institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has the sole power to vote or direct the vote and sole dispositive power as to such 860 shares. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail P. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Abigail P. Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(4) Based on information contained in a Schedule 13G filed with the SEC on February 4, 2004, Mellon Financial Corporation and its direct and indirect subsidiaries, Mellon Trust of New England, National Association (parent holding company of Franklin Portfolio Associates, LLC, TBCAM Holdings, Inc. and The Boston Company Asset Management, LLC), Mellon Bank DE National Association, Mellon Bank, N.A. (parent holding company of Founders Asset Management LLC, The Dreyfus Corporation, Mellon Equity Associates, LLP and Laurel Capital Advisors, LLP), Mellon Trust of California, Mellon Trust of New York, LLC, Mellon Private Trust Company, National Association, Mellon Trust of Washington, Franklin Portfolio Associates LLC, Laurel Capital Advisors, LLP, Mellon Capital Management Corporation, Mellon Equity Associates, LLP, The Dreyfus Corporation (parent holding company of Dreyfus Investment Advisors, Inc. and Dreyfus Service Corporation), The Boston Company Asset Management, LLC, MBC Investments Corporation (parent holding company of Mellon Capital Management Corporation, Mellon UK Holdings, Mellon Ventures Fund Holding Corp. and Mellon Ventures II, L.P.), Mellon Financial Corporation and The Boston Company, Inc. (parent holding company of Mellon Trust of California, Mellon Private Trust Company, National Association, Mellon Trust of New York, LLC and Mellon Trust of Washington), were the beneficial owners of 5,679,943 shares of Common Stock as of December 31, 2003 and had sole voting power as to 4,463,942 shares, shared voting power as to 97,052 shares, sole dispositive power as to 5,466,985 shares and shared dispositive power as to 184,386 shares. All of the shares are beneficially owned by Mellon Financial Corporation and its direct and indirect subsidiaries in their various fiduciary capacities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Company's knowledge, based solely on a review of the forms furnished to the Company and written representations that no other forms were required, during the 2003 fiscal year, all filing requirements applicable to officers, directors and greater than 10% beneficial owners of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were complied with, except each of Diane Chang, Russell M. Gertmenian, Archie M. Griffin, John A. Golden, Carole L. Kerner, Sam N. Shahid, Jr. and Kathryn D. Sullivan, Ph.D. filed late one report reporting one transaction.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

     There are currently ten individuals serving as members of the Board -- three in the class whose terms expire at the Annual Meeting, three in the class whose terms expire in 2005 and four in the class whose terms expire in 2006. On July 10, 2003, based upon a recommendation from the Nominating and Board Governance Committee, the Board set the number of directors at ten and appointed James B. Bachmann and Lauren J. Brisky to serve as directors of the Company in the class of directors whose terms expire in 2006. On November 1, 2003, based upon a recommendation from the Nominating and Board Governance Committee, the Board appointed Edward F. Limato to serve as a director of the Company in the class of directors whose terms expire at the Annual Meeting. Mr. Limato filled the vacancy on the Board created by the resignation of Kathryn D. Sullivan, Ph.D. on October 20, 2003.

     The Board has reviewed, considered and discussed each director's relationships, either directly or indirectly, with the Company and its subsidiaries and the compensation each director receives, directly or indirectly, from the Company and its subsidiaries in order to determine whether such director meets the independence requirements of the applicable sections of the NYSE Listed Company Manual (the "NYSE Rules") and the applicable rules and regulations of the SEC (the "SEC Rules"). The Board has determined that at least a majority of the directors qualify as independent under the NYSE Rules. The Board has determined that each of James B. Bachmann, Lauren J. Brisky, John A. Golden, Archie M. Griffin, John W. Kessler and Edward F. Limato has no relationship with the Company either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, other than serving as a director and holding shares of Common Stock of the Company (and, in the case of Mr. Kessler, having a son-in-law who receives more than $100,000 per year in compensation from the Company as a non-executive officer) and thus qualifies as independent. Russell M. Gertmenian, Michael S. Jeffries, Seth R. Johnson and Samuel N. Shahid, Jr. do not qualify as independent.

     Three members of the Board will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring at the Annual Meeting of Stockholders in 2007 or until their successors are elected and qualified. The nominees of the Board are identified below. Each was recommended by the Nominating and Board Governance Committee. The individuals named as proxies in the form of proxy solicited by the Board intend to vote the shares of Common Stock represented by the proxies received under this solicitation for the Board's nominees named below, unless otherwise instructed on the form of proxy. If any nominee who would otherwise receive the required number of votes becomes unable or unwilling to serve as a candidate for election as a director, the individuals designated to vote the proxies reserve full discretion to vote the shares of Common Stock represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board upon recommendation by the Nominating and Board Governance Committee. The Board has no reason to believe that any of the nominees of the Board will be unavailable or unable to serve as a director if elected.

     The three nominees receiving the greatest number of votes will be elected as directors. Shares of Common Stock as to which the authority to vote is withheld will not be counted toward the election of directors or toward the election of the individual nominees specified on the form of proxy. Proxies may not be voted for more than three nominees.

     The following information, as of March 26, 2004, concerning the principal occupation, other affiliations and business experience of each nominee for re-election as a director and continuing director has been furnished to the Company by each director.

  Nominees of the Board for Election at the 2004 Annual Meeting

JOHN A. GOLDEN                      Mr. Golden is President of John A. Golden Associates, Inc.,
                                    a financial advisory and investment firm, and a retired
                                    partner of The Goldman Sachs Group, L.P., an investment
                                    banking firm. Mr. Golden also serves as the Chair of the
                                    Board of Trustees of Colgate University.

SETH R. JOHNSON                     Mr. Johnson has been Executive Vice President - Chief
                                    Operating Officer of the Company since February 2000. Mr.
                                    Johnson was Vice President -
                                    Chief Financial Officer of the Company from 1992 to
                                    February 2000.

EDWARD F. LIMATO                    Mr. Limato has been Vice - Chairman of International
                                    Creative Management, Inc. ("ICM"), a talent and literary
                                    agency, since April 1988 and Co - President of ICM since
                                    July 1999. He also serves on the ICM Board of Directors.

  Directors Whose Terms Continue until the 2005 Annual Meeting

RUSSELL M. GERTMENIAN               Mr. Gertmenian has been a partner with Vorys, Sater,
                                    Seymour and Pease LLP since 1979 and currently serves as
                                    Vice - Chair of the firm's Executive Committee. Vorys,
                                    Sater, Seymour and Pease LLP rendered legal services to the
                                    Company during the 2003 fiscal year and continues to do so.
                                    Mr. Gertmenian also serves as a director of AirNet Systems,
                                    Inc.

ARCHIE M. GRIFFIN                   Mr. Griffin has been the President and Chief Executive
                                    Officer of The Ohio State University Alumni Association,
                                    Inc. since January 2004. Prior thereto, he served as the
                                    Associate Director of Athletics at The Ohio State
                                    University, Columbus, Ohio, from 1994 to 2003, after
                                    serving more than nine years in various positions within
                                    the Athletic and Employment Services Departments at The
                                    Ohio State University. Mr. Griffin also serves as a
                                    director of Motorists Mutual Insurance Group, a Trustee for
                                    Diamond Hill Funds and a member of the governing committee for The Columbus Foundation.

SAM N. SHAHID, JR.                  Mr. Shahid has been President/Creative Director of Shahid &
                                    Company, Inc., an advertising and design agency, since
                                    1993. Shahid & Company, Inc. has provided advertising and
                                    design services for the Company since 1995. Fees paid to
                                    Shahid & Company, Inc. by the Company for services provided during the 2003 fiscal year were approximately $2.0
                                    million.

  Directors Whose Terms Continue until the 2006 Annual Meeting

JAMES B. BACHMANN                   Mr. Bachmann retired in 2003 as Managing Partner of the
                                    Columbus, Ohio office of Ernst & Young LLP, after serving
                                    in various management and audit engagement partner roles in his 36 years with the firm. Mr. Bachmann also serves as a
                                    director of Lancaster Colony Corporation.

LAUREN J. BRISKY                    Ms. Brisky has served as Vice Chancellor for Administration and Chief Financial Officer of Vanderbilt University since
                                    June 1999. Ms. Brisky serves as the financial liaison for
                                    Vanderbilt University's Audit, Budget and Executive
                                    Committees. She is responsible for Vanderbilt University's financial management as well as administrative
                                    infrastructure which includes such areas as facilities and construction, human resources, information systems and
                                    business operations. Ms. Brisky served as Associate Vice
                                    Chancellor for Finance at Vanderbilt University from
                                    September 1988 to June 1999 and as Associate Vice
                                    Chancellor for Finance & Business and Assistant Treasurer
                                    for Foundations from July 1984 to September 1988 and
                                    Assistant Vice Chancellor for Business from August 1982 to
                                    July 1984 at North Carolina State University. Ms. Brisky
                                    also serves as a member of the Board of Trustees of Simmons
                                    College.

MICHAEL S. JEFFRIES                 Mr. Jeffries has been Chairman of the Company since May
                                    1998 and has been Chief Executive Officer of the Company
                                    since February 1992. From February 1992 until May 1998, Mr.
                                    Jeffries held the title of President of the Company. Under the terms of the Amended and Restated Employment Agreement, dated as of January 30, 2003, between the Company and Mr.
                                    Jeffries, the Company is obligated to cause Mr. Jeffries to be nominated as a director during his employment term.

JOHN W. KESSLER                     Mr. Kessler has been the owner of John W. Kessler Company, a real estate development company, since 1972, and Chairman of The New Albany Company, a real estate development
                                    company, since 1988. From 1980 to June 2003, he also served as Chairman of Marsh & McLennan Real Estate Advisors, Inc.,
                                    a real estate consulting firm. Mr. Kessler also serves as a director of Bank One Corporation.

     There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

MEETINGS OF AND COMMUNICATIONS WITH THE BOARD

     The Board held six meetings and took action in writing without a meeting on one occasion during the 2003 fiscal year. All of the incumbent directors attended 75% or more of the aggregate of the total number of meetings of the Board and of committees of the Board on which they served held during the period they served.

     Although the Company does not have a formal policy requiring members of the Board to attend annual meetings of the stockholders, the Company encourages all incumbent directors and director nominees to attend each annual meeting of stockholders. All of the eight then incumbent directors attended the Company's last annual meeting of stockholders held on May 22, 2003.

     In accordance with the Company's Corporate Governance Guidelines and applicable NYSE Rules, the non-management directors of the Company will meet (without management present) at regularly scheduled executive sessions at least twice per year and at such other times as the directors deem necessary or appropriate. Each executive session will be chaired by one of the non-management directors, as determined prior to or at the beginning of each executive session by the non-management directors. In addition, at least once a year, the independent directors of the Company will meet in executive session.

     The Board believes it is important for stockholders to have a process to send communications to the Board and its individual members. Accordingly, stockholders who wish to communicate with the Board, the non-management directors as a group or a particular director may do so by sending a letter to such individual or individuals, in care of the Company, to the Company's executive offices at 6301 Fitch Path, New Albany, Ohio 43054. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder -- Non-Management Director Communication," "Stockholder -- Board Communication" or "Stockholder -- Director Communication," as appropriate. All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. Copies of all such letters will be circulated to the appropriate director or directors. There is no screening process in respect of stockholder communications.

COMMITTEES OF THE BOARD

     The Board has four standing committees -- the Compensation Committee, the Executive Committee, the Audit Committee and the Nominating and Board Governance Committee.

  Compensation Committee

     The Compensation Committee is comprised of John W. Kessler (Chair) and Archie M. Griffin. The Board has determined that each member of the Compensation Committee qualifies as an independent director under the applicable NYSE Rules, an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and a non-employee director for purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board on April 8, 2004. A copy of the Compensation Committee's charter is posted on the "Corporate Governance" page of the Company's website at www.abercrombie.com. The Compensation Committee will periodically review and reassess the adequacy of its charter in consultation with the Nominating and Board Governance Committee and recommend changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

     The Compensation Committee's charter sets forth the duties and responsibilities of the Compensation Committee, which include: (a) reviewing and approving the general compensation policy applicable to the Chief Executive Officer and other officers of the Company identified in Rule 16a-1(f) under the Exchange Act (the "Section 16 Officers"); (b) determining the methods and criteria for review and evaluation of the performance of the Company's Section 16 Officers, including the corporate goals and objectives relevant to their respective compensation; (c) evaluating the performance of the Company's Section 16 Officers in light of the approved corporate goals and objectives and determining and approving the compensation of each Section 16 Officer based on such evaluation; (d) evaluating existing, and, if directed by the Board, negotiating and approving proposed, employment contracts or severance arrangement between the Company and its Section 16 Officers; (e) administering, reviewing and making recommendations to the Board regarding the Company's incentive-compensation plans, equity-based plans and other plans in accordance with applicable laws, rules and regulations; (f) reviewing and approving the compensation policy for the Company's non-associate directors and the compensation of the non-associate directors; and (g) preparing an annual report on executive compensation for inclusion in the Company's proxy statement.

     The Compensation Committee held six meetings during the 2003 fiscal year. The Compensation Committee's report on executive compensation for the 2003 fiscal year begins on page 22.

  Executive Committee

     The Executive Committee is comprised of Michael S. Jeffries (Chair), Russell M. Gertmenian and John A. Golden. The Executive Committee may exercise, to the fullest extent permitted by law and not delegated to another committee of the Board, all of the powers and authority granted to the Board. The Executive Committee may also declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. The Executive Committee took action in writing without a meeting on two occasions during the 2003 fiscal year.

  Audit Committee

     The Audit Committee consists of John A. Golden (Chair), James B. Bachmann and Lauren J. Brisky. In addition, Russell M. Gertmenian served as a member of the Audit Committee during the 2003 fiscal year and until April 13, 2004. The Board has determined that each current member of the Audit Committee qualifies as an independent director under the applicable NYSE Rules and under SEC Rule 10A-3. In addition, Mr. Gertmenian qualified as an independent director under the NYSE Rules which were applicable during the period he served on the Audit Committee. The Board has also determined that each of James B. Bachmann, Lauren
J. Brisky and John A. Golden qualifies as an "audit committee financial expert" for purposes of Item 401(h) of SEC Regulation S-K, by virtue of their experience described on pages 6 and 7. The Board strongly believes that each member of its Audit Committee is highly qualified to discharge his or her duties on behalf of the Company and its subsidiaries.

     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board on April 8, 2004, which is attached to this Proxy Statement as Appendix A. A copy of the Audit Committee's charter is also posted on the "Corporate Governance" page of the Company's website at www.abercrombie.com. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

     The Audit Committee's duties and responsibilities are set forth in its charter. The primary functions of the Audit Committee are to assist the Board in its oversight of: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and (4) the performance of the Company's internal auditors and independent auditors. The Audit Committee's specific responsibilities include: (1) reviewing the Company's accounting procedures and policies; (2) reviewing the activities of the internal auditors and the Company's independent auditors; (3) reviewing the independence, qualifications and performance of the Company's independent auditors; (4) selecting, appointing and retaining the Company's independent auditors for each fiscal year and determining the terms of engagement; (5) reviewing and approving in advance all audit and all permitted non-audit services; (6) setting hiring policies for employees or former employees of the independent auditors; (7) preparing an annual report for inclusion in the Company's proxy statement; and
(8) other matters required by applicable SEC Rules and NYSE Rules.

     The Audit Committee held 16 meetings during the 2003 fiscal year. The Audit Committee's report relating to the 2003 fiscal year begins on page 27.

  Nominating and Board Governance Committee

     The Nominating and Board Governance Committee is comprised of John A. Golden and John W. Kessler. In addition, Russell M. Gertmenian served as a member of the Nominating and Board Governance Committee during the 2003 fiscal year and until April 13, 2004. The Board has determined that each current member of the Nominating and Board Governance Committee qualifies as an independent director under the applicable NYSE Rules. In addition, Mr. Gertmenian qualified as an independent director under the NYSE Rules which were applicable during the period he served on the Nominating and Board Governance Committee. The Nominating and Board Governance Committee is organized and conducts its business pursuant to a written charter adopted by the Board on April 8, 2004. A copy of the Nominating and Board Governance Committee's charter is posted on the "Corporate Governance" page of the Company's website at www.abercrombie.com. The Nominating and Board Governance Committee will periodically review and reassess the adequacy of its charter and recommend any proposed changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

     The purpose of the Nominating and Board Governance Committee is to provide oversight on a broad range of issues surrounding the composition and operation of the Board. The primary responsibilities of the Nominating and Board Governance Committee include: (1) establishing and articulating the qualifications, desired background and selection criteria for members of the Board; (2) developing a policy with regard to the consideration of candidates for election or appointment to the Board recommended by stockholders of the Company and procedures to be followed by stockholders in submitting such recommendations; (3) making recommendations to the full Board concerning all nominees for Board membership, including the re-election of existing Board members and the filling of any vacancies; (4) evaluating and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments; (5) periodically reviewing and making recommendations to the Compensation Committee regarding director compensation and stock ownership; (6) developing, recommending, and periodically reviewing, a set of written corporate governance principles applicable to the Company in accordance with the applicable NYSE Rules; and (6) overseeing the evaluation of the Board and management.

     The Nominating and Board Governance Committee held four meetings during the 2003 fiscal year.

NOMINATING PROCEDURES

     As described above, the Company has a standing Nominating and Board Governance Committee that has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

     When considering candidates for the Board, the Nominating and Board Governance Committee evaluates the entirety of each candidate's credentials and does not have specific eligibility requirements or minimum qualifications that must be met by a Nominating and Board Governance Committee - recommended nominee. The Nominating and Board Governance Committee considers those factors it considers appropriate, including judgment, skill, diversity, strength of character, experience with businesses and organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or experience, and the desirability of the candidate's membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Board Governance Committee may weigh certain factors more or less heavily. The Nominating and Board Governance Committee does, however, believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with performance as a director.

     The Nominating and Board Governance Committee considers candidates for the Board from any reasonable source, including stockholder recommendations, and does not evaluate candidates differently based on who has made the recommendation. Pursuant to its charter, the Nominating and Board Governance Committee has the authority to retain consultants and search firms to assist in the process of identifying and evaluating candidates and to approve the fees and other retention terms for any such consultant or search firm. No such consultant or search firm has been used to date, and, accordingly, no fees have been paid to any such consultant or search firm.

     Stockholders may recommend director candidates for consideration by the Nominating and Board Governance Committee by giving written notice of the recommendation to the Chair of the Nominating and Board Governance Committee, in care of the Company, to the Company's executive offices at 6301 Fitch Path, New Albany, Ohio 43054. The recommendation should include the candidate's name, age, business address, residence address and principal occupation. The recommendation should also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate. A written statement from the candidate consenting to serve as a director, if elected, should accompany any such recommendation.

     The Board, taking into account the recommendations of the Nominating and Board Governance Committee, selects nominees for election as directors at each annual meeting of stockholders. In addition, stockholders wishing to nominate directors for election may do so provided they comply with the nomination procedures set forth in the Company's Amended and Restated Bylaws. Each stockholder nomination must be delivered in person or mailed by United States certified mail to the Secretary of the Company and received not less than 120 days nor more than 150 days before the first anniversary date of the Company's proxy statement in connection with the last annual meeting of stockholders. The Secretary of the Company will deliver any stockholder nominations received in a timely manner for review by the Nominating and Board Governance Committee. Each stockholder nomination must contain the following information: (a) the name and address of the nominating stockholder; (b) the name, age, business address and, if known, residence address of the nominee; (c) the principal occupation or employment of the nominee; (d) the class and number of shares of the Company beneficially owned by the nominating stockholder and the nominee; (e) a representation that the nominating stockholder intends to appear at the meeting in person or by proxy to submit the nomination; (f) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations under applicable SEC Rules; and (g) a description of any arrangement or understanding between the nominating stockholder and the nominee or any other person providing for the nomination. Each nomination must be accompanied by the written consent of the proposed nominee to be named in the proxy statement and to serve if elected. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board or a committee of the Board.

CORPORATE GOVERNANCE GUIDELINES

     In accordance with applicable NYSE Rules, the Board has adopted the Abercrombie & Fitch Co. Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect the Company's commitment to the highest standards of corporate governance. The Board, with the assistance of the Nominating and Board Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they are in compliance with all applicable requirements. The Corporate Governance Guidelines are available on the "Corporate Governance" page of the Company's website at www.abercrombie.com.

CODE OF BUSINESS CONDUCT AND ETHICS

     In accordance with applicable NYSE Rules and SEC Rules, the Board has adopted the Abercrombie & Fitch Co. Code of Business Conduct and Ethics which is available on the "Corporate Governance" page of the Company's website at www.abercrombie.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     John W. Kessler serves as Chair of the Compensation Committee. His son-in-law, Thomas D. Lennox, is employed by the Company as Director, Investor Relations & Corporate Communications, a non-executive position. During the 2003 fiscal year, Mr. Lennox received compensation in excess of $100,000.

EXECUTIVE OFFICERS

     In addition to Messrs. Jeffries and Johnson, Diane Chang, Carole L. Kerner, David L. Leino, Leslee K. O'Neill and Susan J. Riley also serve as executive officers of the Company. The following information, as of March 26, 2004, has been furnished to the Company by each executive officer. Ms. Chang, age 48, has been Senior Vice President - Sourcing of the Company since February 2000. Prior thereto, she held the position of Vice President - Sourcing of the Company from May 1998 to February 2000, and, for six and one-half years prior thereto, was Senior Vice President - Manufacturing at J. Crew, Inc., a clothing retailer. Ms. Kerner, age 51, has been Senior Vice President - General Merchandise Manager for the new lifestyle brand of the Company since June 2003, after working for the Company as an employee since September 2002. Prior thereto, Ms. Kerner held the position of President at Donna Karan and DKNY womens apparel, a clothing retailer, from June 1998 to September 2002. Mr. Leino, age 40, has been Senior Vice President - Stores of the Company since February 2000. Prior thereto, Mr. Leino held the position of Vice President - Stores of the Company from February 1996 to February 2000. Ms. O'Neill, age 43, has been Senior Vice
President - Planning and Allocation of the Company since February 2000. Prior thereto, she held the position of Vice President - Planning & Allocation of the Company from February 1994 to February 2000. Ms. Riley, age 45, was named Senior Vice President - Chief Financial Officer of the Company in February 2004. Prior thereto, Ms. Riley held the position of Chief Financial Officer at The Mount Sinai Medical Center in New York from August 2002 to November 2003, at The Dial Corporation, a consumer products company, from August 1997 to August 2000 and at Tambrands Inc., a personal care products company, from December 1995 to July 1997. Prior to becoming Chief Financial Officer at Tambrands Inc., Ms. Riley served in a variety of financial positions of increasing responsibility from 1987 to 1995. Her background also includes experience as Vice President and Treasurer of Colgate-Palmolive Company, a consumer products company, where she served from January 2001 to August 2002.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table furnishes information regarding the beneficial ownership of shares of Common Stock by each of the directors of the Company, by each of the executive officers of the Company and by all current executive officers and directors of the Company as a group, as well as certain other information, in each case as of March 26, 2004.

                                                                     NUMBER OF
                                                                     SHARES OF
                                             DIRECTOR               COMMON STOCK
NAME, POSITION WITH THE COMPANY            CONTINUOUSLY    TERM     BENEFICIALLY       PERCENT
AND/OR PRINCIPAL OCCUPATION, AGE              SINCE       EXPIRES     OWNED(1)       OF CLASS(2)
--------------------------------           ------------   -------   ------------     -----------
James B. Bachmann........................      2003        2006             0             **
  Director of the Company; Retired
  Managing Partner of Columbus, Ohio
  Office of Ernst & Young LLP, 61

Lauren J. Brisky.........................      2003        2006             0             **
  Director of the Company; Vice
  Chancellor for Administration and Chief
  Financial Officer of Vanderbilt
  University, 53

Diane Chang..............................         *           *       137,656(3)          **
  Senior Vice President - Sourcing of the
  Company, 48

Russell M. Gertmenian....................      1999        2005        52,459(3)(4)       **
  Director of the Company; Partner with
  Vorys, Sater, Seymour and Pease LLP, 56

John A. Golden...........................      1998        2004       122,178(3)(4)       **
  Director of the Company; President of
  John A. Golden Associates, Inc. and
  Retired Partner of The Goldman Sachs
  Group, L.P., 59

Archie M. Griffin........................      2000        2005        27,733(3)(4)       **
  Director of the Company; President and
  Chief Executive Officer of The Ohio
  State University Alumni Association,
  Inc., 49

Michael S. Jeffries......................      1996        2006     5,144,813(3)(5)      5.2%
  Director and Chairman and Chief
  Executive Officer of the Company, 59

Seth R. Johnson..........................      1998        2004       470,417(3)          **
  Director and Executive Vice
  President - Chief Operating Officer of
  the Company, 50

Carole L. Kerner.........................         *           *           237             **
  Senior Vice President - General
  Merchandise Manager of the Company, 51
  (6)

                                                                     NUMBER OF
                                                                     SHARES OF
                                             DIRECTOR               COMMON STOCK
NAME, POSITION WITH THE COMPANY            CONTINUOUSLY    TERM     BENEFICIALLY       PERCENT
AND/OR PRINCIPAL OCCUPATION, AGE              SINCE       EXPIRES     OWNED(1)       OF CLASS(2)
--------------------------------           ------------   -------   ------------     -----------
John W. Kessler..........................      1998        2006        47,514(3)(4)       **
  Director of the Company; Owner of John
  W. Kessler Company; Chairman of The New
  Albany Company, 68

David L. Leino...........................         *           *       165,667(3)          **
  Senior Vice President - Stores of the
  Company, 40

Edward F. Limato.........................      2003        2004             0             **
  Director of the Company; Vice -
  Chairman and Co - President of
  International Creative Management,
  Inc., 67

Leslee K. O'Neill........................         *           *       313,846(3)          **
  Senior Vice President - Planning and
  Allocation of the Company, 43

Susan J. Riley...........................         *           *             0             **
  Senior Vice President - Chief Financial
  Officer of the Company, 45 (7)

Sam N. Shahid, Jr. ......................      1998        2005        58,539(3)(4)       **
  Director of the Company;
  President/Creative Director of Shahid &
  Company, Inc., 62

All current executive officers and
  directors as a group (15 persons)......         *           *     6,541,059(3)(4)      6.5%

---------------

 * Not applicable.

 ** Less than 1%.

(1) Unless otherwise indicated, each individual has voting and dispositive power over the listed shares of Common Stock and such voting and dispositive power is exercised solely by the named individual or shared with a spouse.

(2) The percent of class is based upon the sum of 94,445,669 shares of Common Stock outstanding on March 26, 2004; the number of shares of Common Stock, if any, as to which the named individual has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will become exercisable by May 25, 2004; and the number of shares of Common Stock, if any, credited to the named individual's account under the Directors' Deferred Compensation Plan.

(3) Includes the following number of shares of Common Stock issuable upon the exercise of outstanding options which are currently exercisable or will become exercisable by May 25, 2004: Ms. Chang, 135,042; Mr. Gertmenian, 45,000; Mr. Golden, 53,000; Mr. Griffin, 25,500; Mr. Jeffries, 5,029,296;
    Mr. Johnson, 414,168; Mr. Kessler, 39,000; Mr. Leino, 163,259; Ms. O'Neill, 281,575; Mr. Shahid, 53,000; and all current executive officers and directors as a group, 6,238,840.

(4) Includes the following number of shares of Common Stock credited to the stock accounts of the named directors or the current directors as a group under the Directors' Deferred Compensation Plan:

    Mr. Gertmenian, 4,559 shares; Mr. Golden, 4,124 shares; Mr. Griffin, 2,233 shares; Mr. Kessler, 4,710 shares; Mr. Shahid, 1,481 shares; and all current directors as a group, 17,107 shares. Each director's only right with respect to his stock account (and the amounts allocated thereto) will be to receive distribution of the amount in his stock account in accordance with the terms of the Directors' Deferred Compensation Plan.

(5) Does not include 1,000,000 shares of Common Stock subject to the career share award granted to Mr. Jeffries under the terms of his Amended and Restated Employment Agreement, dated as of January 30, 2003, which is described in "EMPLOYMENT AGREEMENTS AND OTHER TRANSACTIONS WITH CERTAIN EXECUTIVE OFFICERS" at page 21.

(6) Ms. Kerner became an executive officer of the Company on June 16, 2003.

(7) Ms. Riley became an executive officer of the Company on February 23, 2004.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, for the last three fiscal years, the cash compensation and other benefits paid or provided by the Company to each of the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                                     ---------------------------
                                                                                               AWARDS
                                                                                     ---------------------------
                                                  ANNUAL COMPENSATION                                  SHARES
                                      --------------------------------------------    RESTRICTED     UNDERLYING
NAME AND PRINCIPAL POSITION  FISCAL                                 OTHER ANNUAL         STOCK         OPTIONS        ALL OTHER
DURING 2003 FISCAL YEAR       YEAR    SALARY ($)   BONUS ($)(1)   COMPENSATION ($)   AWARDS ($)(2)   GRANTED (#)   COMPENSATION ($)
---------------------------  ------   ----------   ------------   ----------------   -------------   -----------   ----------------
Michael S. Jeffries........   2003    $1,200,000    $  673,920      $204,966(3)      $        --         91,122      $342,973(4)
 Chairman and Chief           2002    $1,184,615    $1,900,800      $464,543(5)      $27,868,408(6)   2,096,950      $333,975
 Executive Officer            2001    $  997,115    $  854,400      $161,951(7)      $   534,000            489      $255,003

Seth R. Johnson............   2003    $  817,788    $  386,100      $ 31,851(8)      $   132,444          5,374      $208,594(4)
 Executive Vice               2002    $  738,462    $  990,000      $ 29,422(9)      $   356,136        305,717      $189,791
 President -
 Chief Operating Officer      2001    $  594,231    $  427,200      $     --         $   178,000            163      $140,124

Diane Chang................   2003    $  596,154    $  140,400      $     --         $    79,466          3,224      $118,695(4)
 Senior Vice President -      2002    $  546,154    $  363,000      $     --         $   213,682        104,390      $108,729
 Sourcing                     2001    $  498,558    $  178,000      $     --         $   106,800         30,098      $ 86,790

Leslee K. O'Neill..........   2003    $  596,154    $  168,480      $     --         $    79,466          2,424      $125,503(4)
 Senior Vice President -      2002    $  544,231    $  435,600      $     --         $   213,682        202,989      $114,419
 Planning and Allocation      2001    $  467,789    $  202,920      $     --         $   106,800             65      $ 90,796

Carole L. Kerner...........   2003    $  470,769    $  404,000      $ 23,442(11)     $    66,222         75,000      $ 22,000(4)
 Senior Vice President -      2002    $       --    $       --      $     --         $        --             --      $     --
 General Merchandise          2001    $       --    $       --      $     --         $        --             --      $     --
 Manager (10)

---------------

 (1) Represents for each fiscal year, the aggregate of the performance-based incentive compensation for the Spring and Fall selling seasons for each individual other than Ms. Kerner. For Ms. Kerner, represents the hiring bonus paid by the Company on September 22, 2003 in connection with her becoming an executive officer of the Company ($350,000) and her performance-based incentive compensation for the Fall selling season ($54,000).

 (2) Represents for each individual, the grants of restricted shares of Common Stock for the specified fiscal year. The dollar amounts reflected in this table are based on the fair market value (closing price) of the Company's Common Stock on the date on which the grants were made.

     On February 13, 2004, 4,680, 2,808, 2,808 and 2,340 restricted shares of Common Stock were granted to Mr. Johnson, Ms. Chang, Ms. O'Neill and Ms. Kerner, respectively, based on the business performance for the 2003 fiscal year. The per share fair market value of the Company's Common Stock on the grant date was $28.30. These awards vested 10% on the grant date and will vest 20%, 30% and 40% on the first, second and third anniversaries of the grant date, respectively, subject, in each case, to the holder's continued employment with the Company.

     On February 14, 2003, 39,600, 13,200, 7,920 and 7,920 restricted shares of
     Common Stock were granted to Mr. Jeffries, Mr. Johnson, Ms. Chang and Ms. O'Neill, respectively, based on business performance for the 2002 fiscal year. The per share fair market value of the Company's Common Stock on the grant date was $26.98. These awards vested 10% on the grant date and 20% on the first anniversary of the grant date and will vest 30% and 40% on the second and third anniversaries of the grant date, respectively, subject, in each case, to the holder's continued employment with the Company.

     On February 4, 2002, 21,360, 7,120, 4,272 and 4,272 restricted shares of Common Stock were granted to Mr. Jeffries, Mr. Johnson, Ms. Chang and Ms. O'Neill, respectively, based on business performance for the 2001 fiscal year. The per share fair market value of the Company's Common Stock on the grant date was $25.00. These awards vested 10% on the grant date, 20% on the first anniversary of the grant date and 30% on the second anniversary of the grant date and will vest 40% on the third anniversary of the grant date, subject to the holder's continued employment with the Company.

     As of January 31, 2004, the aggregate holdings of restricted shares of Common Stock and the market value of such holdings for the named individuals were: Mr. Jeffries, 954,504 shares, $24,751,654; Mr. Johnson, 18,168 shares, $470,551; Ms. Chang, 10,901 shares, $282,331; Ms. O'Neill,
     10,640 shares, $275,576; and Ms. Kerner, 1,350 shares, $34,965 (based on the $25.90 per share fair market value of the Company's Common Stock as of Friday, January 30, 2004). The holdings of Mr. Johnson, Ms. Chang,
     Ms. O'Neill and Ms. Kerner do not include the 4,680, 2,808, 2,808 and 2,340 restricted shares of Common Stock, respectively, granted on February 13, 2004 as noted in the second paragraph of this footnote since those restricted shares of Common Stock were granted after the end of the 2003 fiscal year.

     Dividends will not be paid or accrue and no voting rights will exist with respect to the restricted shares of Common Stock until they vest.

 (3) Represents personal use of the Company's airplane ($124,850), life insurance premiums paid for by the Company ($51,570) and attorneys' fees paid for by the Company ($28,546).

 (4) Represents, for each individual, the amount of employer matching and supplemental contributions allocated to his or her account under certain of the Company's qualified and non-qualified defined contribution plans during the 2003 calendar year.

 (5) Represents personal use of the Company's airplane ($157,505), forgiveness of interest related to the replacement promissory note dated January 1, 2002 issued to the Company ($255,469) and life insurance premiums paid for by the Company ($51,569).

 (6) Under the terms of his Amended and Restated Employment Agreement, dated as of January 30, 2003, on that date, the Company granted a career share award to Mr. Jeffries representing the right to receive

     1,000,000 shares of Common Stock. This award will vest on December 31, 2008 if Mr. Jeffries remains employed with the Company. A pro rata portion of the award may vest earlier upon Mr. Jeffries' death or permanent and total disability or termination of his employment by the Company without cause or by Mr. Jeffries with good reason and will vest in full upon a change of control of the Company. Mr. Jeffries will not receive any of the shares of Common Stock subject to the career share award until after the award has vested and the delivery date specified in the Amended and Restated Employment Agreement occurred. See "EMPLOYMENT AGREEMENTS AND OTHER TRANSACTIONS WITH CERTAIN EXECUTIVE OFFICERS" at page 21 for more information on Mr. Jeffries' Amended and Restated Employment Agreement. On January 30, 2003, the per share fair market value of the Company's Common Stock was $26.80. As of January 31, 2004, the market value of the 1,000,000 shares of Common Stock subject to the career share award was $25,900,000.

 (7) Represents personal use of the Company's airplane ($110,571) and life insurance premiums paid for by the Company ($51,380).

 (8) Represents personal use of the Company's airplane.

 (9) Represents personal use of the Company's airplane.

(10) Ms. Kerner became an executive officer of the Company on June 16, 2003.

(11) Represents relocation expenses paid by the Company.

LONG-TERM INCENTIVE PLAN AWARDS

     Other than the performance awards of restricted shares of Common Stock granted to the named executive officers as disclosed in the Summary Compensation Table, no long-term incentive plan awards were granted in respect of the 2003 fiscal year to the named executive officers.

OPTIONS

     The following table summarizes information concerning options granted to the named executive officers under the Company's 2002 Stock Plan for Associates during the Company's 2003 fiscal year.

                       OPTION GRANTS IN 2003 FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                            NUMBER OF           % OF                                  ANNUAL RATES OF STOCK
                              SHARES       TOTAL OPTIONS                             PRICE APPRECIATION FOR
                            UNDERLYING       GRANTED TO     EXERCISE                   OPTION TERM ($)(2)
                             OPTIONS         ASSOCIATES       PRICE     EXPIRATION   -----------------------
NAME                      GRANTED (#)(1)   IN FISCAL YEAR   ($/SHARE)      DATE          5%          10%
----                      --------------   --------------   ---------   ----------   ----------   ----------
Michael S. Jeffries.....      91,122           16.51%        $26.98      02/14/13    $1,546,120   $3,918,171
Seth R. Johnson.........       5,374            0.97%        $26.98      02/14/13    $   91,184   $  231,078
Diane Chang.............       3,224            0.58%        $26.98      02/14/13    $   54,703   $  138,629
Leslee K. O'Neill.......       2,424            0.44%        $26.98      02/14/13    $   41,129   $  104,230
Carole L. Kerner........      75,000           13.59%        $27.27      06/16/13    $1,286,247   $3,259,602

---------------

(1) On February 14, 2003, options covering 91,122, 5,374, 3,224 and 2,424 shares of Common Stock were granted to Mr. Jeffries, Mr. Johnson, Ms. Chang and Ms. O'Neill, respectively. These options vest 25%
on the first through fourth anniversaries of the grant date, subject to continued employment with the Company.

   On June 16, 2003, options covering 75,000 shares of Common Stock were granted to Ms. Kerner. These options vest 25% on the first through fourth anniversaries of the grant date, subject to continued employment with the Company.

   Each of these options becomes fully exercisable in the event of defined changes of control of the Company. If an option holder's employment is terminated by reason of total disability, these options may thereafter be exercised in full for the first nine months that the option holder receives benefits under the Company's long-term disability program, subject to their stated term. If an option holder's employment is terminated by reason of death, these options may thereafter be exercised in full for a period of one year, subject to their stated term. If an option holder's employment is terminated for any other reason, any exercisable options held by the option holder at the date of termination may be exercised for a period of 90 days, subject to their stated term. At the discretion of the Compensation Committee, the options may have a tax withholding feature which allows the option holder, in lieu of paying cash to satisfy any tax withholding obligation, to have the Company commensurably reduce the number of shares of Common Stock which the option holder would otherwise receive upon exercise of the option.

(2) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their respective expiration dates. These dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of the Company's shares of Common Stock. Stockholders are, therefore, cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that option holders will only realize value from the option grants shown if the price of the Company's Common Stock appreciates, which benefits all stockholders commensurately.

     The following table summarizes information concerning options exercised during the Company's 2003 fiscal year by each of the named executive officers and the number and value of shares of Common Stock subject to unexercised options held as of the end of the 2003 fiscal year by those individuals.

                AGGREGATED OPTION EXERCISES IN 2003 FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SHARES
                                                          UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                                OPTIONS AT                  IN-THE-MONEY OPTIONS AT
                          SHARES                            FISCAL YEAR-END (#)               FISCAL YEAR-END ($)
                       ACQUIRED ON         VALUE        ---------------------------   -----------------------------------
NAME                   EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE (2)   UNEXERCISABLE (2)
----                   ------------   ---------------   -----------   -------------   ---------------   -----------------
Michael S. Jeffries..    800,000        $16,668,474      4,396,449      5,914,351       $45,932,972        $15,542,042
Seth R. Johnson......    232,500        $ 4,041,832        308,580        509,008       $ 1,199,759        $ 1,735,194
Diane Chang..........         --                 --         90,720        158,424       $ 1,186,365        $ 1,134,808
Leslee K. O'Neill....     79,546        $ 1,025,278        165,374        354,861       $   478,006        $ 1,674,081
Carole L. Kerner.....         --                 --             --         75,000       $        --        $         0(3)

---------------

(1) Calculated on the basis of the number of shares of Common Stock as to which options were exercised, multiplied by the excess of the fair market value of a share of Common Stock on the exercise date over the exercise price of each option exercised.

(2) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is calculated on the basis of the number of shares of Common Stock subject to each option, multiplied by the excess of the fair market value of a share of Common Stock on the last trading day prior to fiscal year-end ($25.90), over the exercise price of the option.

(3) None of the options held by Ms. Kerner were in-the-money at the end of the 2003 fiscal year.

COMPENSATION OF DIRECTORS

     During the period of the 2003 fiscal year prior to May 22, 2003, directors who were not associates of the Company or its subsidiaries ("non-associate directors") received quarterly retainers of $6,250 (increased by $750 for each committee chair held), plus a fee of $1,000 for each Board meeting attended ($400 for a telephonic meeting) and, as committee members, received $600 for each committee meeting attended ($200 for a telephonic meeting). Each action in writing taken by the Board or any Board committee prior to May 22, 2003 entitled each non-associate director to be paid $200. Beginning May 22, 2003, non-associate directors have received quarterly retainers of $8,750 (increased by $5,000 for each committee chair held), plus a fee of $2,000 for each Board or Board committee meeting attended (including telephonic meetings). Non-associate directors are reimbursed for their expenses for attending Board meetings or Board committee meetings. Associates and officers who are directors receive no additional compensation for services rendered as directors.

     The Company has maintained the Directors' Deferred Compensation Plan since October 1, 1998. The Directors' Deferred Compensation Plan was amended and restated May 22, 2003. Voluntary participation in the Directors' Deferred Compensation Plan enables a non-associate director of the Company to defer all or a part of his or her quarterly retainers, meeting fees and stock-based incentives (including options, restricted shares of Common Stock and stock units relating to shares of Common Stock), including federal income tax thereon. The deferred compensation is credited to a stock account where it is converted into a share equivalent. Stock-based incentives deferred pursuant to the Directors' Deferred Compensation Plan are credited as shares of Common Stock. Amounts otherwise payable in cash are converted into a share equivalent based on the fair market value of the Company's Common Stock on the date the amount is credited to a non-associate director's stock account. Cash dividends will be credited on the shares of Common Stock credited to a non-associate director's stock account and converted into a share equivalent. Each non-associate director's only right with respect to his or her stock account (and the amounts allocated thereto) will be to receive distribution of the amount in the non-associate director's stock account in accordance with the terms of the Directors' Deferred Compensation Plan. Distribution of the deferred amount is made in the form of a single lump sum transfer of the whole shares of Common Stock represented by the share equivalent in the non-associate director's stock account (plus cash representing the value of fractional shares) or annual installments in accordance with the election made by the non-associate director. Shares of Common Stock will be distributed under the 2003 Stock Plan for Non-Associate Directors (the "2003 Director Stock Plan") in respect of deferred compensation allocated to non-associate directors' stock accounts on or after May 22, 2003 and under the 1996 Stock Plan for Non-Associate Directors (1998 Restatement) (the "1998 Director Stock Plan") in respect of deferred compensation allocated to non-associate directors' stock accounts prior to May 22, 2003. For the period from January 1, 2003 to May 22, 2003, any portion of a non-associate director's quarterly retainers, meeting fees and stock-based incentives which was not deferred through participation in the Directors' Deferred Compensation Plan, was paid to the non-associate director in cash.

     Under the 2003 Director Stock Plan, on the first business day of each of the second fiscal quarter and the fourth fiscal quarter of each fiscal year of the Company, beginning after May 22, 2003, each non-associate director then serving has been and will continue to be granted an option to purchase 2,500 shares of Common Stock which will vest and become exercisable in full on the first anniversary of the grant date, subject to continued service as a director. The options become fully exercisable in the event of defined changes of control or upon the death or total disability of a non-associate director. The options remain exercisable until the earlier of: (a) the tenth anniversary of the grant date; or (b) one year after the non-associate director ceases to be a member of the Board.

     In addition, under the 2003 Director Stock Plan, on the first business day of each fiscal year of the Company, beginning after May 22, 2003, each non-associate director then serving has been and will continue to be granted stock units representing the right to receive that number of shares of Common Stock of the Company which equals the number determined by dividing (i) $60,000 by (ii) the average of the closing sales prices of a share of Common Stock on NYSE during the 20-trading-day period immediately preceding the date of grant. Each stock unit will vest in full on the first anniversary of the grant date, subject to continued service as a director. The stock units will become fully vested in the event of certain changes of control or upon the death or total disability of a non-associate director.

     The Board may also from time to time grant options, restricted shares of Common Stock and stock units to the non-associate directors in addition to the nondiscretionary option and stock unit grants described above. On May 22, 2003, Archie M. Griffin was granted an option to purchase 20,000 shares of Common Stock with an exercise price equal to the fair market value of the shares of Common Stock on that date. This option has the same vesting schedule and will remain exercisable under the same terms as the options which had been granted prior to May 22, 2003 under the 1998 Director Stock Plan to non-associate directors who had served as such for at least three years as described below. Mr. Griffin would have been granted an option under the 1998 Director Stock Plan on the first business day after August 1, 2000, his three-year anniversary as a director, if the 1998 Director Stock Plan had not been terminated as of May 22, 2003 due to insufficient shares of Common Stock remaining available thereunder for future awards.

     Under the 1998 Director Stock Plan, each non-associate director first elected prior to July 16, 1998 was granted, on July 16, 1998, an option to purchase 10,000 shares of Common Stock. Each non-associate director first elected on or after July 16, 1998 and prior to October 26, 2000, was granted, on the date first elected, an option to purchase 10,000 shares of Common Stock. Each non-associate director first elected on or after October 26, 2000 and prior to May 22, 2003 was granted, on the date first elected, an option to purchase 20,000 shares of Common Stock. On the first business day of each fiscal year, beginning after July 16, 1998 and prior to October 26, 2000, each non-associate director then serving was granted an option to purchase 2,000 shares of Common Stock. On the first business day of each fiscal year beginning after October 26, 2000 and prior to May 22, 2003, each non-associate director then serving was granted an option to purchase 4,000 shares of Common Stock. On November 15, 2001, each non-associate director who had served as such for at least three years was granted an option to purchase 20,000 shares of Common Stock. Between November 15, 2001 and May 22, 2003, each non-associate director then serving was granted an option to purchase 20,000 shares of Common Stock on the first business day immediately following the third anniversary of his or her first election or appointment to the Board.

     The 1998 Director Stock Plan was terminated as of May 22, 2003 in respect of future grants of options and issuances and distributions of shares of Common Stock other than issuances of shares of Common Stock upon exercise of options granted under the 1998 Director Stock Plan which remained outstanding as of May 21, 2003 and issuances and distributions of shares of Common Stock in respect of deferred compensation allocated to non-associate directors' stock accounts under the Directors' Deferred Compensation Plan as of May 21, 2003.

     The exercise price of each option granted under the 1998 Director Stock Plan was equal to the fair market value of the Company's Common Stock on the grant date. Each option granted prior to November 1, 2001 vested and will vest as to 25% of the shares of Common Stock subject thereto on the first through fourth anniversaries of the grant date, subject to continued service as a director. Each option granted on or after November 1, 2001 vested and will vest as to 25% of the shares of Common Stock subject thereto on the grant date and the first through third anniversaries thereof, subject to continued service as a director. The options become fully exercisable in the event of defined changes of control of the Company or upon the death or total disability of a director. The options remain exercisable until the earlier to occur of (a) the tenth anniversary of the grant date; (b) the first anniversary of the date the non-associate director ceases to be a member of the Board other than by reason of total disability; or (c) nine months after the non-associate director has been determined to be totally disabled.

EMPLOYMENT AGREEMENTS AND OTHER TRANSACTIONS WITH CERTAIN EXECUTIVE OFFICERS

     In May 1997, the Company entered into an employment agreement with Michael
S. Jeffries under which Mr. Jeffries served as Chairman and Chief Executive Officer. On January 30, 2003, the Company amended and restated Mr. Jeffries' employment agreement, with the objective of securing the continued services and employment of Mr. Jeffries through December 31, 2008. Under Mr. Jeffries' Amended and Restated Employment Agreement, the Company is obligated to cause Mr. Jeffries to be nominated as a director.

     Mr. Jeffries' Amended and Restated Employment Agreement provides for a base salary of $1,000,000 per year or such larger amount as the Compensation Committee may from time to time determine (his base salary for the 2003 fiscal year was $1,200,000). Mr. Jeffries' Amended and Restated Employment Agreement also provides for incentive compensation performance plan participation as determined by the Compensation Committee. Mr. Jeffries' annual target bonus opportunity is to be at least 120% of his base salary upon attainment of target, subject to a maximum bonus opportunity of 240% of base salary (his target bonus opportunity was 120% of his base salary for the 2003 fiscal year). Mr. Jeffries' Amended and Restated Employment Agreement provides for a career share award representing the right to receive 1,000,000 shares of Common Stock. The career share award vests on December 31, 2008 if Mr. Jeffries remains employed with the Company and will vest in full upon a "change of control" of the Company (as defined in the Amended and Restated Employment Agreement). In exchange for the career share award grant, Mr. Jeffries will forego participation, in respect of fiscal years after the 2002 fiscal year, in the Company's program under which executive officers are eligible to receive annual grants of restricted shares of Common Stock. Mr. Jeffries' Amended and Restated Employment Agreement also provides for a stay bonus of $12 million provided Mr. Jeffries is employed by the Company through December 31, 2008 and for term life insurance coverage in the amount of $10 million.

     Under Mr. Jeffries' Amended and Restated Employment Agreement, if he is terminated by the Company other than for "cause" (as defined in the Amended and Restated Employment Agreement) or he leaves for "good reason" (as defined in the Amended and Restated Employment Agreement) prior to a change of control of the Company, he will receive any compensation earned but not yet paid and continue to receive his then current base salary and medical, dental and other employee welfare benefits for two years after the termination date. Additionally, the career share award would become vested based on completed years of service and the Company would pay a $12 million stay bonus and continue to pay the premium on Mr. Jeffries' term life insurance policy until December 31, 2008. If Mr. Jeffries' employment is terminated by the Company other than for cause or he leaves for good reason within two years after a change of control, he will receive any compensation earned but not yet paid and a lump sum payment equal to two times his then current base salary. Additionally, he would continue to receive medical, dental and other employee welfare benefits for two years after the termination date, the career share award would become vested in full and the Company would pay a $12 million stay bonus and continue to pay the premium on Mr. Jeffries' term life insurance through December 31, 2008. If Mr. Jeffries' employment is terminated by the Company for cause, by Mr. Jeffries other than for good reason or by reason of Mr. Jeffries' retirement, the Company will pay him any compensation earned but not yet paid and the career share award will immediately be forfeited. If Mr. Jeffries voluntarily terminates his employment following a change of control of the Company, he would be paid a stay bonus in an amount equal to (a) $12 million if the termination date is on or after January 1, 2007 or (b) the product of $3 million and the number of completed years of service since January 30, 2003 if the termination date is on or before December 31, 2006. If Mr. Jeffries' employment is terminated due to his death, the Company will pay his estate or beneficiaries, as appropriate, any compensation earned but not yet paid and a $12 million stay bonus and the career share award would become vested based on completed years of service. If Mr. Jeffries' employment is terminated due to his permanent and total disability, the Company will pay him any compensation earned but not yet paid, disability benefits in addition to those available under the Company's disability plans and a $12 million stay bonus. The Company would also continue to pay the premium on Mr. Jeffries' term life insurance through December 31, 2008 and the career share award would become vested based on completed years of service. Under the Amended and Restated Employment Agreement, Mr. Jeffries agrees not to compete with the Company or solicit its employees, customers or suppliers during the employment term and for one year thereafter. If a court finds that Mr. Jeffries has materially breached this covenant, the career share award will be forfeited unless a change of control has occurred or Mr. Jeffries' employment has been terminated by the Company without cause or by Mr. Jeffries with good reason. If any "parachute" excise tax is imposed on Mr. Jeffries, he will be entitled to tax reimbursement payments from the Company.

     In conjunction with Mr. Jeffries' Amended and Restated Employment Agreement, the Company established the Abercrombie & Fitch Co. Supplemental Executive Retirement Plan (the "SERP"). Subject to the conditions described in the SERP, if Mr. Jeffries retires on or after December 31, 2008, he will receive a monthly benefit for life equal to 50% of his final average compensation (as defined in the SERP). If Mr. Jeffries retires after age 62 but before December 31, 2008, he will receive a prorated monthly benefit for life based on his attained age. Mr. Jeffries will receive no benefits under the SERP if he (i) terminates employment for any reason before reaching age 62; (ii) dies while actively employed, regardless of his age; or (iii) is terminated for cause, regardless of his age.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board reviews and approves the Company's compensation philosophy and policies and the application of those policies to the compensation of executive officers and non-associate directors. The Company and the Compensation Committee have also retained independent compensation consultants to assist in developing, and periodically assessing the reasonableness of, the Company's executive officer and non-associate director compensation program.

COMPENSATION PHILOSOPHY

     The Company seeks to apply a consistent philosophy to compensation for all leadership associates, including senior executives. The primary goal of the compensation program is to link total executive compensation to performance that enhances stockholder value. Accordingly, total compensation for leadership individuals is structured to provide a lower proportion as fixed compensation and a much higher variable proportion keyed to business and stock performance.

     The Company's philosophy is built on the following basic principles:

  To Pay for Outstanding Performance

     The Company believes in paying for results. Individuals in leadership roles are compensated based on a combination of total company and individual performance factors. Total company performance is evaluated primarily based on the degree to which financial targets are met. Individual performance is evaluated based on several quantitative goals and objectives, including continuing to build the Company's brands, attainment of specific merchandise and financial objectives, building and developing a strong leadership team, developing an infrastructure to support future business growth, and controlling expenses. In addition, a significant portion of total compensation is in the form of equity-based award opportunities to directly tie any increased compensation to increased stockholder value.

  To Pay Competitively

     The Company is committed to providing a total compensation program designed to attract the best senior leaders to the business and retain the best, consistently highest performers. To achieve this goal, the Company sets guidelines based on what it believes to be competitive with the compensation paid by other companies that compete with the Company for executive officers and other key employees having the experience and abilities that are necessary to manage the Company's business.

PRINCIPAL COMPENSATION ELEMENTS

     The principal elements of executive compensation at the Company are base salary, short-term performance-based cash incentive compensation and equity-based incentive plans. Decisions for each compensation element of the Company's executive officers generally are made by the Compensation Committee although compensation levels for executive officers other than the Chief Executive Officer are recommended to the Compensation Committee by the Chief Executive Officer, who has substantially greater knowledge of the contributions made by the other executive officers. Subject to the needs of the Company, its policy is to attempt to design all cash incentive compensation and equity-based incentive plans to meet the requirements for deductibility under the Internal Revenue Code.

  Base Salary

     The Compensation Committee annually reviews and approves the base salary of each executive officer and the Chief Executive Officer. In determining salary adjustments, the Compensation Committee considers the size and responsibility of the individual's position, the Company's overall performance, the individual's overall performance and future potential, and the base salaries paid by competitors to employees in comparable positions. This comparative data may not include the compensation paid by all of the companies that are included in the Standard & Poor's Apparel Retail Composite Index, which is used for comparative purposes in the STOCKHOLDER RETURN GRAPH. Individual performance is measured against the following factors: seasonal and annual business goals; business growth and profitability; and the recruitment and development of future leadership talent. These factors are considered subjectively in the aggregate, and none of these factors is accorded a formula weight.

  Performance-Based Cash Incentive Compensation

     The Company has employed a short-term performance-based cash incentive compensation plan for specified key leadership positions that provides for incentive payments for each six-month operating season, based on the extent to which pre-established objective goals are attained.

     The goals under this plan have been based on net income. However, goals also may be based on other objectives and/or criteria, depending on the Company's business strategy. These goals are set at the beginning of each six-month operating season, and are based on an analysis of historical performance and growth expectations for the Company and progress toward achieving the Company's strategic plan.

     Target cash incentive compensation opportunities are established annually for eligible executives stated as a specified percentage of base salary. The amount of performance-based incentive compensation earned by participating executives can range from zero to double their incentive target, based upon the extent to which the pre-established financial goals are met or exceeded.

  Equity-Based Incentive Programs

     The Compensation Committee believes that continued emphasis on equity-based compensation opportunities encourages performance that enhances stockholder value, thereby further linking leadership and stockholder objectives. In 2003, the Compensation Committee awarded equity-based incentive compensation under two programs: an option program and a restricted share program under which restricted shares of Common Stock are granted and earned based on seasonal and annual financial performance. The Compensation Committee believes that restricted share awards, which are earned based on financial performance and the ultimate vesting of which is subject to continued employment, assist the Company in retaining key high performing executives.

     Award opportunities for each eligible participant are based on guidelines, which include the individual's responsibility level, competitive practices and the market price of the Company's Common Stock. In determining the award for an executive officer, the Compensation Committee evaluated competitive practices and the executive officer's performance and criticality to the business.

  Options

     During the 2003 fiscal year, options were granted to the named executive officers in the amounts shown in the OPTION GRANTS IN 2003 FISCAL YEAR table. The option program utilizes vesting periods to encourage retention of key executive officers. The options granted to the individuals named in the table vest over four years beginning on the grant date, subject to continued employment with the Company. The exercise price for each option granted is equal to the fair market value of the underlying Common Stock on the grant date.

  Performance-Based Restricted Shares

     During the 2003 fiscal year, the Compensation Committee continued a program under which executives, including the executive officers named in the Summary Compensation Table other than Mr. Jeffries, are eligible to receive restricted shares of Common Stock based on the achievement of pre-established financial goals. Executive officers can earn from zero to double their targeted number of restricted shares of Common Stock based upon the extent to which financial goals are met or exceeded. If earned, these restricted shares of Common Stock vest over four years, subject to continued employment.

CEO COMPENSATION

     Mr. Jeffries and the Company entered into an Amended and Restated Employment Agreement, dated as of January 30, 2003, which extended the term of his employment through December 31, 2008. Under the Amended and Restated Employment Agreement, Mr. Jeffries receives a minimum base salary of $1,000,000 per year plus certain other benefits. The Amended and Restated Employment Agreement also entitles Mr. Jeffries to participate in the performance-based cash incentive compensation plan at a level of at least 120% of base salary upon attainment of the goals.

     The Compensation Committee can increase Mr. Jeffries' base salary and performance-based cash incentive target above the levels established by the Amended and Restated Employment Agreement to reflect the Company's performance.

     In 2003, as in prior years, in reviewing Mr. Jeffries' compensation package, the Compensation Committee considered competitive practices, the extent to which the Company achieved net income and earnings growth objectives and the continued brand growth strategy and execution. These factors were considered subjectively in the aggregate and none of these factors was accorded specific weight.

     As a result, Mr. Jeffries' base salary for the 2003 fiscal year remained at $1,200,000, and his performance-based cash incentive target remained at 120%. Mr. Jeffries received an option grant covering 91,122 shares of Common Stock that vests ratably over four years beginning on the first anniversary of the grant date, subject to his continued employment with the Company. As contemplated by his Amended and Restated Employment Agreement, Mr. Jeffries received no grant of restricted shares in respect of the 2003 fiscal year.

     The Compensation Committee believes that under Mr. Jeffries' leadership, the Company's performance over the past several years has been exceptional. Specifically, in 2003, despite a difficult sales environment, the Company posted an earnings per share increase.

     SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF
DIRECTORS:

              John W. Kessler, Chair              Archie M. Griffin

                            STOCKHOLDER RETURN GRAPH

     The following graph shows the changes, over the five-year period ended January 30, 2004 (the last trading day during the Company's 2003 fiscal year), in the value of $100 invested in (i) shares of Common Stock of the Company; (ii) the Standard & Poor's MidCap 400 Composite Stock Price Index (the "S&P MidCap 400 Index"); and (iii) the Standard & Poor's Apparel Retail Composite Index (the "S&P Apparel Retail Index") -- including reinvestment of dividends. The plotted points represent the closing price on the last trading day of the fiscal year indicated.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG ABERCROMBIE & FITCH CO.,
                          THE S&P MIDCAP 400 INDEX AND
                          THE S&P APPAREL RETAIL INDEX

                                        ABERCROMBIE & FITCH
                                                CO.               S&P MIDCAP 400       S&P APPAREL RETAIL
                                        -------------------       --------------       ------------------
1/30/99                                       100.00                  100.00                100.00
1/29/00                                        57.98                  116.01                 95.36
2/3/01                                         77.81                  143.39                 89.02
2/2/02                                         68.98                  138.69                 62.85
2/1/03                                         72.55                  115.70                 55.59
1/1/04                                         67.49                  165.14                 73.13

    *$100 INVESTED ON 1/30/99 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF
                   DIVIDENDS. FISCAL YEAR ENDING JANUARY 31.

                            AUDIT COMMITTEE MATTERS

     In accordance with applicable SEC Rules, the Audit Committee has issued the following report:

REPORT OF THE AUDIT COMMITTEE FOR THE FISCAL YEAR ENDED JANUARY 31, 2004

     As of the date of this Proxy Statement, the Audit Committee consists of three directors who qualify as independent under the applicable NYSE Rules and Rule 10A-3 under the Exchange Act. In addition, Russell M. Gertmenian served as a member of the Audit Committee during the 2003 fiscal year and until April 13, 2004.

     The Audit Committee operates under the charter adopted by the Board. The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors retained by the Company. In accordance with its charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries as well as the annual independent audit of the Company's consolidated financial statements on behalf of the Board. Management of the Company has the responsibility for the preparation, presentation and integrity of the Company's consolidated financial statements and for the Company's accounting and financial reporting processes, including the establishment and maintenance of an adequate system of internal control over financial reporting for the Company. The independent auditors PricewaterhouseCoopers LLP ("PwC") are responsible for performing an audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States, and for issuing their report on those consolidated financial statements based on their audit. The Audit Committee's responsibility is to provide independent, objective oversight of the integrity of the Company's consolidated financial statements, the independent auditors' qualifications and independence, the performance of the Company's internal auditors and independent auditors and the annual independent audit of the Company's consolidated financial statements.

     In fulfilling its oversight responsibilities, the Audit Committee met with management, PwC and Deloitte & Touche LLP ("Deloitte & Touche"), the accountants which perform the internal audit function for the Company, throughout the year. The Audit Committee discussed with PwC and Deloitte & Touche the overall scope and plans for their respective audits. The Audit Committee met with PwC and Deloitte & Touche, with and without management present, to discuss the results of their respective audits, their evaluations of the Company's system of internal control over financial reporting and the overall quality of the Company's financial reporting. In addition, the Audit Committee reviewed and discussed with PwC all matters required by auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified.

     The Audit Committee has received from PwC the written disclosures and a letter describing all relationships between PwC and the Company and its subsidiaries that might bear on PwC's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified. The Audit Committee has discussed with PwC any relationships with or services to the Company or its subsidiaries that may impact the objectivity and independence of PwC and the Audit Committee has satisfied itself as to PwC's independence.

     Management and PwC have represented to the Audit Committee that the Company's audited consolidated financial statements as of and for the fiscal year ended January 31, 2004, were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed those audited consolidated financial statements with management and PwC.

     Based on the Audit Committee's discussions with management and PwC and its review of the report of PwC to the Audit Committee, the Audit Committee recommended to the Board (and the Board approved) that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 to be filed with the SEC.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

John A. Golden (Chair)                 Lauren J. Brisky
James B. Bachmann                      Russell M. Gertmenian (Member until April 13,
                                       2004)

PRE-APPROVAL POLICY

     Under applicable SEC Rules, the Audit Committee is to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors' independence from the Company. The SEC Rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditors.

     At each January meeting of the Audit Committee, Company management and the independent auditors are to jointly submit to the Audit Committee a Non-Audit Services Matrix (the "Matrix") which specifies the types of audit and permitted non-audit services which management may wish to avail itself. The Audit Committee will review the Matrix and either approve or reject the specific categories of services annually. The Matrix will then be revised to include only those categories of services approved by the Audit Committee. The specific services within those categories must be pre-approved as described below.

     Prior to each January Audit Committee meeting, Company management and the independent auditors are to jointly submit to the Audit Committee an Annual Pre-Approval Request (the "Pre-Approval Request"), which is to list all known and/or anticipated audit services and non-audit services for the upcoming fiscal year. The Pre-Approval Request is to list the services by category in accordance with the Matrix and describe the services in reasonable detail and include an estimated budget (or budgeted range) of fees.

     The Audit Committee is to review the Pre-Approval Request with both Company management and the independent auditors. A final list of Annual Pre-Approved Services and budgeted fees is then to be prepared and distributed by management to appropriate Company personnel and by the independent auditors to the partners who provide services to the Company. The pre-approval of non-audit services contained in the Pre-Approval Request is merely an authorization for management to potentially use the independent auditors for the approved services and allowable services. Management has the discretion to engage either the independent auditors or another provider for each listed non-audit service. The Audit Committee, in concert with management, has the responsibility to set the terms of the engagement, negotiate the fees (within the approved budget range) and execute the letters of engagement.

     During the course of each fiscal year, there may be additional non-audit services that are identified by Company management as desired but which were not included in the annual Pre-Approval Request. The Audit Committee will designate two members to have the authority to pre-approve interim requests for additional non-audit services. Prior to engaging the independent auditors for such additional non-audit services, management is to submit a request for approval of the non-audit services to the designated Audit Committee members who will either approve or deny the request and so notify management. These interim pre-approval procedures may be used only for non-audit services that are less than $100,000. Requests for additional non-audit services greater than $100,000 must be approved by the full Audit Committee. At each subsequent Audit Committee meeting, the designated Audit Committee members are to report any interim non-audit service pre-approvals since the last Audit Committee meeting.

FEES OF INDEPENDENT AUDITORS

     Fees billed for services rendered by PwC for each of the 2003 fiscal year and the 2002 fiscal year were as follows:

  Audit Fees

     The aggregate audit fees billed by PwC for the 2003 fiscal year and the 2002 fiscal year were $334,100 and $278,800, respectively. These amounts include fees for professional services rendered by PwC in connection with the audit of the Company's annual consolidated financial statements and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q. The audit fees for the 2003 fiscal year also include fees related to consents and assistance with and review of two registration statements on Form S-8 filed with the SEC.

  Audit-Related Fees

     The aggregate audit-related fees billed by PwC for the 2003 fiscal year were $66,800. The fees under this category relate to consultations concerning financial accounting and reporting standards implemented pursuant to the requirements of the Sarbanes-Oxley Act of 2002. There were no audit-related fees for the 2002 fiscal year.

  Tax Fees

     The aggregate tax fees billed by PwC for the 2003 fiscal year and the 2002 fiscal year were $22,000 and $8,000, respectively. Tax fees relate to tax planning services.

  All Other Fees

     The aggregate fees for all other services rendered by PwC for the 2003 fiscal year and the 2002 fiscal year were $87,000 and $25,000, respectively. These fees relate to country of origin - factory site verification services.

     All of the services rendered by PwC to the Company and its subsidiaries during the 2003 fiscal year were pre-approved by the Audit Committee.

                              INDEPENDENT AUDITORS

     As noted above, PwC served as the Company's independent auditors during the 2003 fiscal year and in that capacity, rendered a report on the Company's consolidated financial statements as of and for the fiscal year ended January 31, 2004. The Audit Committee will make its selection of the Company's independent auditors for the 2004 fiscal year later in the year.

     Representatives of PwC are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

     Stockholders of the Company seeking to bring business before the 2005 Annual Meeting of Stockholders, or to nominate candidates for election as directors at that Annual Meeting, must provide timely notice thereof in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than December 15, 2004. The Company's Amended and Restated Bylaws specify certain requirements that must be complied with in order for a stockholder's notice to be in proper written form. The requirements applicable to nominations are described above in "ELECTION OF DIRECTORS -- NOMINATING PROCEDURES." In addition, a stockholder who seeks to have any proposal included in the Company's Proxy Statement related to the 2005 Annual Meeting must comply with the requirements of Regulation 14A under the Exchange Act, including Rule 14a-8 thereof. Proposals by stockholders intended to be presented at the 2005 Annual Meeting should be mailed to Abercrombie & Fitch Co., 6301 Fitch Path, New Albany, Ohio 43054, Attention:
Secretary.

                   DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     Only one copy of the Company's Proxy Statement for the 2004 Annual Meeting of Stockholders and one copy of the Annual Report to Stockholders for the 2003 fiscal year are being delivered to multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate Notice of Annual Meeting of Stockholders is being included for each account at the shared address.

     Registered stockholders who share an address and would like to receive a separate Annual Report to Stockholders and/or a separate Proxy Statement for the 2004 Annual Meeting or in the future, or have questions regarding the householding process, may contact the Company's transfer agent National City Bank, by calling 1-800-622-6757, or by forwarding a written request addressed to National City Bank, Locator 5352, Corporate Trust Operations, P.O. Box 92301, Cleveland, Ohio 44193-0900. Promptly upon request, additional copies of the Annual Report to Stockholders for the 2003 fiscal year and/or a separate Proxy Statement for the 2004 Annual Meeting will be sent. By contacting National City Bank, registered stockholders sharing an address can also request delivery of a single copy of annual reports to stockholders or proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

     Many broker/dealers and other holders of record have also instituted householding. If your family has one or more "street name" accounts under which you beneficially own shares of Common Stock, you may have received householding information from your broker/dealer, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the Proxy Statement or our Annual Report to Stockholders for the 2003 fiscal year or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matter that will be presented for action by the stockholders at the Annual Meeting other than those discussed in this Proxy Statement. If any other matter requiring a vote of the stockholders properly comes before the Annual

Meeting, the individuals acting under the proxies solicited by the Board of Directors will vote and act according to their best judgments in light of the conditions then prevailing.

     It is important that your form of proxy be completed and returned promptly. If you do not expect to attend the Annual Meeting in person, please fill in, sign and return the enclosed form of proxy in the self-addressed envelope furnished herewith.

                                         By Order of the Board of Directors,

                                         /s/ MICHAEL S. JEFFRIES
                                         Michael S. Jeffries
                                         Chairman and Chief Executive Officer

                                                                      APPENDIX A

                            ABERCROMBIE & FITCH CO.

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

       (ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS ON APRIL 8, 2004)

     This Charter defines the purpose, composition, authority and responsibilities of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of Abercrombie & Fitch Co. ("Abercrombie").

PURPOSE

     The Audit Committee is responsible for assisting the Board in the oversight of the accounting and financial reporting processes of Abercrombie and its subsidiaries (collectively, the "Company"). Specifically, the Audit Committee assists the Board in overseeing (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditors' qualifications and independence;
(iv) the performance of the Company's internal auditors and independent auditors; and (v) the annual independent audit of the Company's financial statements. The Audit Committee also prepares the audit committee report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in Abercrombie's annual proxy statement.

COMPOSITION

     The Audit Committee shall consist of at least three members of the Board, each of whom shall be nominated annually by the Nominating and Board Governance Committee and appointed by the Board. The Board, upon recommendation of the Nominating and Board Governance Committee, may fill any vacancies on the Audit Committee and may remove an Audit Committee member from membership on the Audit Committee at any time, with or without cause. Each Audit Committee member shall qualify as "independent" under the corporate governance rules of the New York Stock Exchange ("NYSE") and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"). All members of the Audit Committee shall be financially literate, as determined by the Board. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined in
Item 401(h) of SEC Regulation S-K and shall have accounting or related financial expertise, as determined by the Board.

     No member of the Audit Committee shall simultaneously serve on the audit committee of more than two public companies other than Abercrombie.

MEETINGS AND AUTHORITY

     The Audit Committee shall meet at least four times annually. The Chair of the Audit Committee or any two members of the Audit Committee may call meetings during the year as they deem necessary. The Audit Committee may have in attendance at its meetings such members of management, the internal auditors, the independent auditors and other individuals or consultants as the Audit Committee deems necessary or desirable to provide the information the Audit Committee needs to carry out its duties and responsibilities.

     The Audit Committee has the authority to form, and delegate authority in accordance with applicable laws, rules and regulations to, a subcommittee consisting of one or more Audit Committee members, when appropriate. Such delegated authority may include the authority to pre-approve audit services and permitted non-audit services. The decisions made pursuant to any such delegated authority shall be reported to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall keep written minutes of its meetings. The Audit Committee shall report regularly to the Board.

     As part of its role to foster open communications, the Audit Committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive sessions.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain independent legal, accounting and other advisors. Abercrombie shall provide for appropriate funding for payment to the independent auditors engaged for the purpose of preparing and issuing an audit report or performing other audit, review or attest services for Abercrombie; payment to any other advisors employed by the Audit Committee; and payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

RESPONSIBILITIES AND PROCESSES

     The following activities shall be the common, recurring activities of the Audit Committee in carrying out its purpose. The Audit Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Audit Committee shall also carry out such other duties and responsibilities delegated to it by the Board that are related to the purpose of the Audit Committee.

     A.  FINANCIAL REPORTING / INTERNAL CONTROL OVER FINANCIAL REPORTING

     1. The Audit Committee shall discuss with each of the internal auditors and the independent auditors annually the overall scope of their respective annual audit plans, including, as appropriate, adequacy of staffing, the services to be provided and the audit procedures to be used.

     2. The Audit Committee shall discuss with management and the independent auditors the Company's financial statements and the disclosures to be made under "management's discussion and analysis of financial condition and results of operations" prior to the filing of each Quarterly Report on Form 10-Q of Abercrombie and each Annual Report on Form 10-K of Abercrombie (or the distribution of the annual report to stockholders if distributed prior to the filing of the Annual Report on Form 10-K). The Audit Committee shall recommend to the Board whether the Company's audited financial statements should be included in the Annual Report on Form 10-K of Abercrombie. The Audit Committee shall discuss any other matters required to be communicated to the Audit Committee by the independent auditors under auditing standards generally accepted in the United States ("GAAP").

     3. The Audit Committee shall discuss generally the type and presentation of financial information to be disclosed in Abercrombie's earnings releases as well as financial information or earnings guidance provided to any governmental authority or the public. The Audit Committee does not need to discuss in advance each earnings release or each instance in which Abercrombie may provide earnings guidance.

     4. The Audit Committee shall review major issues regarding accounting and financial statement presentation, including (i) any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements; (iii) the development, selection and disclosure of critical accounting estimates and policies and practices and the use thereof; and (iv) analyses of the effects of alternative GAAP methods on the Company's financial statements, including the use of alternative disclosures and treatments and the treatment preferred by the independent auditors.

     5. The Audit Committee shall review the effect of regulatory and accounting initiatives on the Company's financial statements.

     6. The Audit Committee shall discuss the Company's policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which risk assessment and risk management is undertaken, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     7. The Audit Committee shall discuss with the independent auditors their report and the results of their audit. The Audit Committee shall review with the independent auditors any audit problems or difficulties the independent auditors encountered in the course of the audit work including, without limitation, any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management. As considered appropriate by the Audit Committee, the review may include a review of any accounting adjustments that were noted or proposed by the independent auditors but were "passed" as immaterial or otherwise, and a discussion with the independent auditors of any issues on which the national office of the independent auditors was consulted. The Audit Committee shall review material written communications between the independent auditors and management of Abercrombie such as any "management" and/or "internal control" letter or schedule of unadjusted differences.

     8. The Audit Committee shall discuss with the internal auditors their reports and the results of their audits.

     B.  RETENTION AND OVERSIGHT OF INDEPENDENT AUDITORS

     1. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The Audit Committee shall have the sole authority to retain and replace the independent auditors. The independent auditors shall not be permitted to render any services to Abercrombie or its subsidiaries unless the terms of, and the fees to be paid for, such services, whether audit services or permitted non-audit services, have been pre-approved by the Audit Committee. The independent auditors shall report directly to the Audit Committee.

     2. The Audit Committee shall review the independence, qualifications and performance of the independent auditors by, among other things:

        (i) At least annually, obtaining and reviewing a report from the independent auditors describing: (a) the independent auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Company.

        (ii) Ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships with, and professional services provided to, Abercrombie and its subsidiaries, consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented.

        (iii) Evaluating the qualifications, performance and independence of the independent auditors, and the lead audit partner of the independent auditors, taking into account the opinions of management and the internal auditors.

     3. The Audit Committee shall review and pre-approve all audit services and permitted non-audit services to be performed for Abercrombie or any of its subsidiaries by the independent auditors. In no event shall the independent auditors perform any non-audit services for Abercrombie or any of its subsidiaries which are prohibited by applicable law or the rules or regulations implemented by the SEC or the Public Company Accounting Oversight Board (or other similar body as may be established from time to time). The Audit Committee has established pre-approval policies and procedures, in compliance with the rules and criteria established by the SEC, which are attached to this Charter as Exhibit 1.

     4. The Audit Committee shall set hiring policies for employees or former employees of the independent auditors that comply with applicable laws, rules and regulations.

     C.  INTERNAL AUDITORS

     1. The Audit Committee shall discuss the internal auditors' objectives and goals, audit schedules, staffing plans and have the internal auditors inform the Audit Committee of the results of internal audits, highlighting significant audit findings and recommendations.

     2. The Audit Committee shall discuss with the internal auditors the results of their work (including their audit report) and their assessments of the Company's risk management processes and system of internal control.

     3. The Audit Committee shall discuss each significant point brought up in the internal auditors' letter of recommendation to management and management's written response to each point and determine which points are to be acted upon, by whom, and the time schedule for completion.

     D.  COMPLIANCE OVERSIGHT

     1. The Audit Committee shall discuss with management, the internal auditors and the independent auditors the Company's processes regarding compliance with legal and regulatory requirements and communication of and compliance with the Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics.

     2. The Audit Committee shall establish procedures and require the Company to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     E.  OTHER RESPONSIBILITIES

     1. The Audit Committee shall report to the Board and review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements; the Company's compliance with legal or regulatory requirements; the performance, qualifications and independence of the independent auditors; and the performance of the internal auditors.

     2. The Audit Committee shall prepare the audit committee report to be included in Abercrombie's annual proxy statement and review any other information related to the responsibilities of the Audit Committee required to be disclosed under the applicable rules and regulations of the SEC and NYSE.

     3. The Audit Committee shall review and recommend appropriate insurance coverage for directors and officers of Abercrombie.

     4. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and obtain the approval of the Board for any amendments to this Charter.

     5. At least annually, in consultation with the Nominating and Board Governance Committee, the Audit Committee shall perform an evaluation of the performance of the Audit Committee.

GENERAL

     In performing their duties and responsibilities, Audit Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

     - One or more officers or employees of the Company whom the Audit Committee members reasonably believe to be reliable and competent in the matters prepared or presented;

     - Counsel, independent auditors or other persons as to matters which the Audit Committee members reasonably believe to be within the professional or expert competence of such persons; or

     - Another committee of the Board as to matters within such other committee's designated authority, which committee the Audit Committee members reasonably believe to merit confidence.

     While the Audit Committee has the authority and responsibilities set forth in this Charter, it is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting polices that are used by the Company and for the establishment and maintenance of systems of disclosure controls and procedures and internal control over financial reporting. The independent auditors are responsible for auditing the Company's annual financial statements and issuing an attestation report on management's assessment of Abercrombie's internal control over financial reporting, and for reviewing the Company's unaudited interim financial statements.

     Except as specifically contemplated by this Charter or as required by applicable laws, rules and regulations, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws, rules or regulations.

ABERCROMBIE & FITCH CO.
AUDIT COMMITTEE CHARTER

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICIES AND PROCEDURES -- EXHIBIT 1

BACKGROUND

The purpose of these policies and procedures is to ensure that Abercrombie & Fitch Co. ("Abercrombie") is in full compliance with the Sarbanes-Oxley Act of 2002, the Securities Exchange Act of 1934, and the SEC's rules regarding Auditor Independence. This document sets forth the policies and procedures of the Audit Committee of the Board with regard to audit and non-audit services permitted and the pre-approval of such services.

These policies and procedures not only comply with the requirements for pre-approval, but also provide a mechanism by which Abercrombie management can request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

PROCEDURES

1.   Ratification of Types of Audit and Non-Audit Services Permitted

     a. Abercrombie management and the independent audit firm shall jointly submit to the Audit Committee a Non-Audit Services Matrix of the types of audit and non-audit services that are permitted under Sarbanes-Oxley and the SEC's rules and which Abercrombie management may wish to avail itself.

     b. This submission will be made annually. Beginning in 2004, the submission will be made at the January Audit Committee meeting.

     c. The Audit Committee will review the Matrix and either approve or reject the specific categories of services annually. The approval of the Matrix is merely an approval of the types of services permitted by the Audit Committee, subject to pre-approval of specific services.

     d. The Matrix will then be revised to include only those categories of services approved by the Audit Committee and will then be distributed by Abercrombie management to appropriate personnel and by the independent audit firm to its partners serving Abercrombie.

2.   Annual Pre-Approval Request

     a. Management and the independent audit firm shall jointly submit to the Audit Committee an Annual Pre-Approval Request, which will list each known and/or anticipated audit and non-audit service for the upcoming year. The Pre-Approval Request will list the services by category in accordance with the Matrix and describe the services in reasonable detail and include an estimated budget (or budgeted range) of fees.

     b. The Annual Pre-Approval Request will be submitted annually. Beginning in 2004, this submission will be made prior to the January Audit Committee meeting.

3.   Annual Pre-Approval

     a. The Audit Committee will review the Annual Pre-Approval Request with both management and the independent audit firm.

     b. A final list of Annual Pre-Approved Non-Audit Services and budgeted fees will then be prepared and distributed by Abercrombie management to appropriate personnel and by the independent audit firm to its partners who provide services to Abercrombie.

Note: The pre-approval of non-audit services contained in the Annual Pre-Approval Request is merely an authorization for Abercrombie management to potentially utilize the independent audit firm for the approved services and allowable services. Abercrombie management still has the discretion to either engage the independent audit firm or another provider for each listed service. Additionally, the Audit Committee in concert with Abercrombie management has the responsibility to set the terms of the engagement, negotiate the fee (within the approved budget range) and to execute Letters of Engagement.

4. Designation of Primary Audit Committee Members and Interim Pre-Approval Procedures

     a. During the course of the year, there may be additional non-audit services that are identified by Abercrombie management that are desired and were not contained in the Annual Pre-Approval Request.

     b. The Audit Committee will designate two members to have the authority to pre-approve interim requests for additional non-audit services.

     c. Prior to engaging the independent audit firm for such services, Abercrombie management should submit to the designated Audit Committee members a request for Non-Audit Services.

     d. The designated Audit Committee members should act upon the request as expeditiously as possible by either approving or rejecting the request and notifying Abercrombie management.

     e. These interim pre-approval procedures are only for non-audit services that are less than $100,000. Requests for non-audit services greater than $100,000 must be approved by the full Audit Committee.

5.   On-Going Monitoring of Approved Audit and Non-Audit Services

     a. At each subsequent Audit Committee meeting, the designated Audit Committee members should report to the Committee any interim non-audit service pre-approvals since the last Audit Committee meeting.

     b. At each Audit Committee meeting, Abercrombie management and the independent audit firm will provide the Audit Committee with a summary description of ongoing projects and a year to date report of the actual expenditures against the pre-approved budget for non-audit services and an updated estimate of expenditures for the full year.

                              ABERCROMBIE & FITCH



                             YOUR VOTE IS IMPORTANT!

                 CASTING YOUR VOTE IN ONE OF THE THREE WAYS DESCRIBED ON THIS INSTRUCTION CARD VOTES ALL SHARES OF CLASS A COMMON STOCK OF ABERCROMBIE & FITCH CO. THAT YOU ARE ENTITLED TO VOTE.




               PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
ABERCROMBIE & FITCH CO.                            PROXY VOTING INSTRUCTION CARD
--------------------------------------------------------------------------------
WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THE PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

1. Election of Directors - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.

   Nominees: (01) John A. Golden   (02) Seth R. Johnson  (03) Edward F. Limato

     [ ] FOR all nominees listed     [ ] WITHHOLD AUTHORITY    [ ] EXCEPTIONS
                                         to vote for all
                                         nominees listed

    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THE INDIVIDUAL'S NAME ON THE LINE BELOW:

    ---------------------------------------------------------------------------
2. In their discretion, the individuals designated to vote this proxy are authorized to vote upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment.

   PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                                             -----------------------------------
                                                      VOTE BY TELEPHONE
                                             -----------------------------------
                                             Have your proxy card available when
                                             you call the TOLL-FREE NUMBER
                                             1-800-542-1160 using a Touch-Tone
                                             phone. You will be prompted to
                                             enter your control number and then
                                             can follow the simple prompts that
                                             will be presented to you to record
                                             your vote.

                                             -----------------------------------
                                                      VOTE BY INTERNET
                                             -----------------------------------
                                             Have your proxy card available when
                                             you access the website
                                             http://www.votefast.com. You will
                                             be prompted to enter your control
                                             number and then you can follow the
                                             simple prompts that will be
                                             presented to you to record your
                                             vote.

                                             -----------------------------------
                                                       VOTE BY MAIL
                                             -----------------------------------
                                             Please mark, sign and date your
                                             proxy card and return it in the
                                             POSTAGE-PAID ENVELOPE provided or
                                             return it to: Stock Transfer Dept.
                                             (AF), National City Bank, P.O. Box
                                             94509, Cleveland, OH 44101-4500.

------------------------    ------------------------    -----------------------
  VOTE BY TELEPHONE            VOTE BY INTERNET                VOTE BY MAIL
Call TOLL-FREE using a      Access the WEBSITE and       Return your proxy card
  Touch-Tone phone:            cast your vote:             in the POSTAGE-PAID
   1-800-542-1160           http://www.votefast.com         envelope provided
------------------------    ------------------------    -----------------------

                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
      YOU CAN TRANSMIT YOUR VOTING INSTRUCTIONS ELECTRONICALLY BY PHONE OR
           VIA THE INTERNET PRIOR TO 11:59 P.M., EASTERN DAYLIGHT TIME
                (LOCAL TIME IN COLUMBUS, OHIO), ON MAY 19, 2004.

               IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT
                         SEND YOUR PROXY CARD BY MAIL.

            ========================================================
              YOUR CONTROL NUMBER IS:
            ========================================================

                      PROXY MUST BE SIGNED AND DATED BELOW.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
ABERCROMBIE & FITCH CO.                            PROXY VOTING INSTRUCTION CARD
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 2004.

The undersigned holder(s) of shares of Class A Common Stock of Abercrombie & Fitch Co. (the "Company") hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, or either of them, the proxy or proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Stockholders of the Company to be held on Thursday, May 20, 2004, at the Company's executive offices located at 6301 Fitch Path, New Albany, Ohio 43054, at 10:00 a.m., Eastern Daylight Time, and any adjournment and to vote all of the shares which the undersigned is entitled to vote at such Annual Meeting or at any adjournment.

All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the May 20, 2004 meeting and Annual Report to Stockholders for the fiscal year ended January 31, 2004.

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature

                                             Date:                        , 2004
                                                  ------------------------
                                             Please sign exactly as your name
                                             appears hereon. When shares are
                                             registered in two names, both
                                             stockholders should sign. When
                                             signing as attorney, executor,
                                             administrator, guardian or trustee,
                                             please give full title as such. If
                                             stockholder is a corporation,
                                             please sign in full corporate name
                                             by President or other authorized
                                             officer. If stockholder is a
                                             partnership or other entity, please
                                             sign in entity name by authorized
                                             person. (Please note any change of
                                             address on this proxy card.)

ABERCROMBIE & FITCH


                                        000000  0000000000  0  0000

                                        000000000.000 ext
                                        000000000.000 ext
                                        000000000.000 ext
MR A SAMPLE                             000000000.000 ext
DESIGNATION (IF ANY)                    000000000.000 ext
ADD 1                                   000000000.000 ext
ADD 2                                   000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6                                   C 1234567890     JNT

                                        [ ] Mark this box with an X if you
                                            have made changes to your name
                                            or address details above.


-------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
-------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                                  FOR    WITHHOLD
                                         AUTHORITY

   01 - John A. Golden            [ ]       [ ]

   02 - Seth R. Johnson           [ ]       [ ]

   03 - Edward F. Limato          [ ]       [ ]


B  ISSUES

2. In their discretion, the individuals designated to vote this proxy are authorized to vote upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment.

                             YOUR VOTE IS IMPORTANT!
     CASTING YOUR VOTE IN ONE OF THE THREE WAYS DESCRIBED ON THIS PROXY CARD VOTES ALL SHARES OF CLASS A COMMON STOCK OF ABERCROMBIE & FITCH CO. THAT
                     YOU ARE ENTITLED TO VOTE, IN YOUR ESPP.
PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign exactly as your name appears hereon. When shares are registered in two names, both stockholders should sign. When signing as attorney, executor, administrator, guardian or trustee, please give full title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If stockholder is a partnership or other entity, please sign in entity name by authorized person. (Please note any change of address on this proxy card.)

Signature 1 - Please keep signature within the box
[                                                 ]

Signature 2 - Please keep signature within the box
[                                                 ]

Date (mm/dd/yyyy)
[         /        /           ]


                         1 U P X H H H P P P P 003219

-------------------------------------------------------------------------------
PROXY - ABERCROMBIE & FITCH CO.
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 2004.

The undersigned holder(s) of shares of Class A Common Stock of Abercrombie & Fitch Co. (the "Company") hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, or either of them, the proxy or proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Stockholders of the Company to be held on Thursday, May 20, 2004, at the Company's executive offices located at 6301 Fitch Path, New Albany, Ohio 43054, at 10:00 a.m., Eastern Daylight Time, and any adjournment and to vote all of the shares which the undersigned is entitled to vote at such Annual Meeting or at any adjournment. All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the May 20, 2004 meeting and Annual Report to Stockholders for the fiscal year ended January 31, 2004.

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THE PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.




Internet and Telephone Voting Instructions

You can vote by telephone or Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy card.

    TO VOTE USING THE TELEPHONE                        TO VOTE USING THE INTERNET           TO VOTE BY MAIL
    (WITHIN U.S. AND CANADA)
  o Call toll free 1-877-695-0733 in the United      o Go to the following web site:      o Mark, sign and date the proxy card.
    States or Canada any time on a touch tone          WWW.COMPUTERSHARE.COM/US/PROXY
    telephone. There is NO CHARGE to you for                                              o Return the proxy card in the
    the call.                                        o Enter the information requested      postage-paid envelope provided.
                                                       on your computer screen and
  o Follow the simple instructions provided by         follow the simple instructions.
    the recorded message.

                 C0123456789                                  12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 17, 2004.

THANK YOU FOR VOTING

                        00C0IC